UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2010

Cambium Learning Group, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-34575	27-0587428
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Valley View Lane, Suite 400, Dallas, TX	75234-8923
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 932-9500

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Cambium Learning Group, Inc. (the “Company”) entered into indemnification agreements effective May 25, 2010 with the following directors and officers of the Company: David F. Cappellucci, President and Director; Thomas Kalinske, Director; Ronald Klausner, Chief Executive Officer and Director; Frederick J. Schwab, Director; Jeffrey T. Stevenson, Director; Richard J. Surratt, Director; Scott J. Troeller, Chairman of the Board; Neil Weiner, Director; Bradley C. Almond, Senior Vice President and Chief Financial Officer; John Campbell, Senior Vice President and President, Cambium Learning Technologies; Todd W. Buchardt, Senior Vice President, General Counsel and Secretary; and Barbara Benson, Controller and Principal Accounting Officer. The form of the indemnification agreements has been attached as Exhibit 99.1 hereto.

Item 9.01.        Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Form of directors and officers indemnification agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2010
CAMBIUM LEARNING GROUP, INC.

	By:	/s/ Bradley C. Almond

Bradley C. Almond
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Form of directors and officers indemnification agreement.